                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                                   ----------
                          DATE OF REPORT: JULY 1, 1997

                             CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                   ----------
    Delaware                    0-26802                        31-1013521
---------------           --------------------               -------------
(STATE OR OTHER           (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
                                   ----------
                          4411 East Jones Bridge Road
                            Norcross, Georgia 30092
                                 (770) 441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)
                                   ----------
                                 Not Applicable

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                                   ----------

ITEM 5.  OTHER EVENTS.

         On July 1, 1997, CheckFree Corporation, a Delaware corporation ("CheckFree"), Servantis Systems Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of CheckFree ("Servantis"), Servantis Systems, Inc., a Georgia corporation and a wholly owned subsidiary of Servantis ("SSI"), London Bridge Software Holdings plc, an English corporation ("LBSH"), and LBSS, Inc., a Delaware corporation and a wholly owned subsidiary of LBSH ("LBSS"), entered into an Asset Purchase Agreement, dated as of July 1, 1997 (the "Agreement"), whereby CheckFree will sell its Recovery Management Software business to LBSS (the "Divestiture").

         LBSS will pay $33.45 million in cash at the closing (which is expected to be on August 30, 1997) and up to an additional $1.5 million depending on the achievement of certain license sales targets of the RMS product in the period ending June 30, 1998. The closing of the Divestiture is subject to certain conditions, including the approval of the stockholders of LBSH and the obtaining of certain regulatory approvals. The Divestiture was announced in a press release issued by CheckFree on July 1, 1997.

         The Agreement and CheckFree's press release issued July 1, 1997 regarding the Divestiture are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                       Description
                  2            Asset Purchase Agreement, dated as of July 1,
                               1997, among CheckFree Corporation, Servantis
                               Systems Holdings, Inc., Servantis Systems, Inc.,
                               London Bridge Software Holdings plc, and LBSS,
                               Inc.

                 99            Press release of CheckFree Corporation issued
                               July 1, 1997, regarding the Divestiture.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHECKFREE CORPORATION

Dated:  July 3, 1997                   By:  /s/ James S. Douglass
                                           ------------------------
                                           James S. Douglass,
                                           Chief Financial Officer


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


                                 EXHIBIT INDEX

Exhibit No.                        Description                            Page
   2            Asset Purchase Agreement, dated as of July 1,
                1997, among CheckFree Corporation, Servantis
                Systems Holdings, Inc., Servantis Systems, Inc.,
                London Bridge Software Holdings plc, and LBSS,
                Inc.

  99            Press release of CheckFree Corporation issued
                July 1, 1997, regarding the Divestiture.


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